EXHIBIT 10 (dd)

                      AMENDMENT NO. 5 TO LETTER OF CREDIT
                          AND REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 5 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Agreement") is made and entered into as of this 19th day of May, 1997 among:

DATA GENERAL CORPORATION, a Delaware corporation ("Borrower"), NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, THE BANK OF NEW YORK and FLEET NATIONAL BANK, formerly known as Fleet Bank of Massachusetts, N.A. (each individually, a "Lender" and collectively, the"Lenders"); and

NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, the Lenders and the Agent have entered into a Letter of Credit and Reimbursement Agreement dated as of December 21, 1994, as amended by Amendment No. 1 to Letter of Credit and Reimbursement Agreement dated as of October 5, 1995, as further amended by Amendment No. 2 to Letter of Credit and Reimbursement Agreement dated as of December 10, 1995, as further amended by Amendment No. 3 to Letter of Credit and Reimbursement Agreement dated as of December 11, 1996, and as further amended by Amendment No. 4 to Letter of Credit and Reimbursement Agreement dated as of April 18, 1997 among the Borrower, the Lenders and the Agent (as amended, the "Credit Agreement") pursuant to which the Lenders agreed to issue certain letters of credit on behalf of the Borrower; and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and  the
fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

     2.      Amendment.  Subject to the terms and conditions set forth herein,
Section 7.05 of the Credit Agreement is hereby amended by deleting the dollar figure "$200,000,000" in clause (v) thereof and inserting in replacement thereof the dollar figure "$250,000,000".

     3. Effectiveness. This Agreement shall become effective as of the date hereof upon receipt by the Agent of seven fully executed copies of this Agreement (which may be signed in counterparts).

     4. Representations and Warranties. In order to induce the Agent and the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

          (a) The representations and warranties made by Borrower in Article V of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in
Section 5.01(e)(i) of the Credit Agreement shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to
Section 6.01 of the Credit Agreement;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 6.01(a) of the Credit Agreement, other than changes in the ordinary course of business;

          (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 6.01(a) of the Credit Agreement, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement, either immediately or with lapse of time or the giving of notice, or both.

     5. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Letter of Credit Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     8. Governing Law. This Agreement shall in all respects be governed by the laws and judicial decisions of the State of New York.

     9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. Credit Agreement. All references in any of the Letter of Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                                        BORROWER:

                                                        DATA GENERAL CORPORATION

                                                        By:
                                                        Name:
                                                        Title:


                                                        LENDERS:

                                                        NATIONSBANK OF TEXAS,
                                                        NATIONAL ASSOCIATION

                                                        By:
                                                        Name:
                                                        Title:


                                                        THE BANK OF NEW YORK


                                                        By:
                                                        Name:
                                                        Title:


                                                        FLEET NATIONAL BANK


                                                        By:
                                                        Name:
                                                        Title:


                                                        AGENT:


                                                        NATIONSBANK OF TEXAS,
                                                        NATIONAL ASSOCIATION,
                                                        as Agent for the Lenders


                                                        By:
                                                        Name:
                                                        Title: